July 25, 2022                                            Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2022
NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2022. Park's board of directors declared a quarterly cash dividend of $1.04 per common share, payable on September 9, 2022 to common shareholders of record as of August 19, 2022.

“Park bankers’ enthusiasm, energy and competence are valued more than ever by customers and prospects alike. I am grateful for each of them and the talents they share,” said Park Chairman and Chief Executive Officer David Trautman. “We listen to customers first, then find ways to help them on their journeys. If we do this right, we earn the chance to serve more as a result. It’s a wonderful circle of service and growth.”

Park’s net income for the second quarter of 2022 was $34.3 million, a 12.3 percent decrease from $39.1 million for the second quarter of 2021. Second quarter 2022 net income per diluted common share was $2.10, compared to $2.38 in the second quarter of 2021. Park's net income for the first half of 2022 was $73.2 million, a 10.7 percent decrease from $82.0 million for the first half of 2021. Net income per diluted common share was $4.48 for the first half of 2022, compared to $4.98 for the first half of 2021.

Park's community-banking subsidiary, The Park National Bank, reported net income of $34.9 million for the second quarter of 2022, a 14.6 percent decrease compared to $40.9 million for the same period of 2021. Park National Bank reported net income of $76.4 million for the first half of 2022, compared to $86.0 million for the first half of 2021.

Headquartered in Newark, Ohio, Park National Corporation has $9.8 billion in total assets (as of June 30, 2022). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the global novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants thereof - - on economies (local, national and international), supply chains and markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the availability, effectiveness and acceptance of vaccines, and the implementation of fiscal stimulus packages;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, including the effects of higher unemployment rates, an acceleration in the pace of inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic and inflationary pressures;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our most recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the replacement of the London Inter-Bank Offered Rate (LIBOR) with other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2022, March 31, 2022, and June 30, 2021

	2022	2022	2021	Percent change vs.
(in thousands, except share and per share data and ratios)	2nd QTR	1st QTR	2nd QTR	1Q '22	2Q '21
INCOME STATEMENT:
Net interest income	$83,939	$77,686	$83,851	8.0%	0.1%
Provision for (recovery of) credit losses	2,991	(4,605)	(4,040)	N.M.	N.M.
Other income	31,193	31,656	31,238	(1.5)%	(0.1)%
Other expense	70,048	67,373	71,400	4.0%	(1.9)%
Income before income taxes	$42,093	$46,574	$47,729	(9.6)%	(11.8)%
Income taxes	7,769	7,699	8,597	0.9%	(9.6)%
Net income	$34,324	$38,875	$39,132	(11.7)%	(12.3)%

MARKET DATA:
Earnings per common share - basic (a)	$2.11	$2.40	$2.39	(12.1)%	(11.7)%
Earnings per common share - diluted (a)	2.10	2.38	2.38	(11.8)%	(11.8)%
Quarterly cash dividends declared per common share	1.04	1.04	1.03	—%	1.0%
Book value per common share at period end	64.62	66.24	65.44	(2.4)%	(1.3)%
Market price per common share at period end	121.25	131.38	117.42	(7.7)%	3.3%
Market capitalization at period end	1,970,228	2,134,834	1,918,733	(7.7)%	2.7%

Weighted average common shares - basic (b)	16,249,307	16,219,889	16,340,690	0.2%	(0.6)%
Weighted average common shares - diluted (b)	16,361,246	16,331,031	16,472,800	0.2%	(0.7)%
Common shares outstanding at period end	16,249,306	16,249,308	16,340,772	—%	(0.6)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.42%	1.60%	1.59%	(11.3)%	(10.7)%
Return on average shareholders' equity (a)(b)	12.86%	14.26%	14.81%	(9.8)%	(13.2)%
Yield on loans	4.57%	4.31%	4.60%	6.0%	(0.7)%
Yield on investment securities	2.35%	2.11%	2.31%	11.4%	1.7%
Yield on money market instruments	0.77%	0.17%	0.10%	352.9%	670.0%
Yield on interest earning assets	4.04%	3.71%	3.93%	8.9%	2.8%
Cost of interest bearing deposits	0.16%	0.08%	0.13%	100.0%	23.1%
Cost of borrowings	2.50%	2.35%	1.91%	6.4%	30.9%
Cost of paying interest bearing liabilities	0.33%	0.25%	0.29%	32.0%	13.8%
Net interest margin (g)	3.84%	3.55%	3.74%	8.2%	2.7%
Efficiency ratio (g)	60.38%	61.16%	61.65%	(1.3)%	(2.1)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Tangible book value per share (d)	$54.39	$55.98	$55.17	(2.8)%	(1.4)%
Average interest earning assets	8,857,089	8,959,109	9,062,368	(1.1)%	(2.3)%
Pre-tax, pre-provision net income (m)	45,084	41,969	43,689	7.4%	3.2%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2022, March 31, 2022, and June 30, 2021

				Percent change vs.
(in thousands, except ratios)	June 30, 2022	March 31, 2022	June 30, 2021	1Q '22	2Q '21
BALANCE SHEET:
Investment securities	$1,920,724	$1,832,274	$1,461,916	4.8%	31.4%
Commercial loans held for sale	6,321	—	—	N.M	N.M
Loans	6,958,685	6,821,606	7,035,646	2.0%	(1.1)%
Allowance for credit losses	81,448	78,861	83,577	3.3%	(2.5)%
Goodwill and other intangible assets	166,252	166,655	167,897	(0.2)%	(1.0)%
Other real estate owned (OREO)	1,354	760	813	78.2%	66.5%
Total assets	9,826,670	9,576,352	9,947,994	2.6%	(1.2)%
Total deposits	8,297,654	7,996,318	8,214,624	3.8%	1.0%
Borrowings	360,234	394,249	501,350	(8.6)%	(28.1)%
Total shareholders' equity	1,050,013	1,076,366	1,069,392	(2.4)%	(1.8)%
Tangible equity (d)	883,761	909,711	901,495	(2.9)%	(2.0)%
Total nonperforming loans	64,627	86,891	114,695	(25.6)%	(43.7)%
Total nonperforming loans including commercial loans held for sale	70,246	86,891	114,695	(19.2)%	(38.8)%
Total nonperforming assets	71,600	87,651	118,672	(18.3)%	(39.7)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	70.81%	71.23%	70.72%	(0.6)%	0.1%
Total nonperforming loans as a % of period end loans	0.93%	1.27%	1.63%	(26.8)%	(42.9)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.03%	1.28%	1.69%	(19.5)%	(39.1)%
Allowance for credit losses as a % of period end loans	1.17%	1.16%	1.19%	0.9%	(1.7)%
Net loan charge-offs (recoveries)	$404	$(269)	$(731)	N.M	N.M
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.02%	(0.02)%	(0.04)%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.69%	11.24%	10.75%	(4.9)%	(0.6)%
Tangible equity (d) / Tangible assets (f)	9.15%	9.67%	9.22%	(5.4)%	(0.8)%
Average shareholders' equity / Average assets (b)	11.06%	11.25%	10.74%	(1.7)%	3.0%
Average shareholders' equity / Average loans (b)	15.65%	16.19%	14.94%	(3.3)%	4.8%
Average loans / Average deposits (b)	84.27%	83.32%	86.49%	1.1%	(2.6)%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2022 and June 30, 2021

	2022	2021
(in thousands, except share and per share data)	Six months ended June 30	Six months ended June 30	Percent change vs '21
INCOME STATEMENT:
Net interest income	$161,625	$164,585	(1.8)%
Recovery of credit losses	(1,614)	(8,895)	N.M
Other income	62,849	65,327	(3.8)%
Other expense	137,421	139,265	(1.3)%
Income before income taxes	$88,667	$99,542	(10.9)%
Income taxes	15,468	17,579	(12.0)%
Net income	$73,199	$81,963	(10.7)%

MARKET DATA:
Earnings per common share - basic (a)	$4.51	$5.02	(10.2)%
Earnings per common share - diluted (a)	4.48	4.98	(10.0)%
Quarterly cash dividends declared per common share	2.08	2.06	1.0%
Special cash dividends declared per common share	—	0.20	N.M.

Weighted average common shares - basic (b)	16,234,598	16,327,838	(0.6)%
Weighted average common shares - diluted (b)	16,346,141	16,455,673	(0.7)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.51%	1.70%	(11.2)%
Return on average shareholders' equity (a)(b)	13.57%	15.71%	(13.6)%
Yield on loans	4.44%	4.54%	(2.2)%
Yield on investment securities	2.24%	2.41%	(7.1)%
Yield on money market instruments	0.34%	0.10%	240.0%
Yield on interest earning assets	3.88%	3.95%	(1.8)%
Cost of interest bearing deposits	0.12%	0.14%	(14.3)%
Cost of borrowings	2.42%	1.89%	28.0%
Cost of paying interest bearing liabilities	0.29%	0.30%	(3.3)%
Net interest margin (g)	3.70%	3.75%	(1.3)%
Efficiency ratio (g)	60.76%	60.20%	0.9%

ASSET QUALITY RATIOS
Net loan charge-offs (recoveries)	$135	$(707)	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	—%	(0.02)%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	11.16%	10.80%	3.3%
Average shareholders' equity / Average loans (b)	15.92%	14.79%	7.6%
Average loans / Average deposits (b)	83.80%	88.26%	(5.1)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Average interest earning assets	$8,907,817	$8,925,097	(0.2)%
Pre-tax, pre-provision net income (m)	87,053	90,647	(4.0)%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2022	2021	2022	2021

Interest income:
Interest and fees on loans	$77,787	$81,176	$150,203	$159,913
Interest on debt securities:
Taxable	7,624	4,600	13,754	8,856
Tax-exempt	2,676	2,032	5,123	4,069
Other interest income	260	186	413	329
Total interest income	88,347	87,994	169,493	173,167

Interest expense:
Interest on deposits:
Demand and savings deposits	1,333	401	1,684	787
Time deposits	708	1,285	1,428	2,869
Interest on borrowings	2,367	2,457	4,756	4,926
Total interest expense	4,408	4,143	7,868	8,582

Net interest income	83,939	83,851	161,625	164,585

Provision for (recovery of) credit losses	2,991	(4,040)	(1,614)	(8,895)

Net interest income after provision for (recovery of) credit losses	80,948	87,891	163,239	173,480

Other income	31,193	31,238	62,849	65,327

Other expense	70,048	71,400	137,421	139,265

Income before income taxes	42,093	47,729	88,667	99,542

Income taxes	7,769	8,597	15,468	17,579

Net income	$34,324	$39,132	$73,199	$81,963

Per common share:
Net income - basic	$2.11	$2.39	$4.51	$5.02
Net income - diluted	$2.10	$2.38	$4.48	$4.98

Weighted average shares - basic	16,249,307	16,340,690	16,234,598	16,327,838
Weighted average shares - diluted	16,361,246	16,472,800	16,346,141	16,455,673

Cash dividends declared:
Quarterly dividend	$1.04	$1.03	$2.08	$2.06
Special dividend	$—	$—	$—	$0.20

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2022	December 31, 2021

Assets

Cash and due from banks	$171,114	$144,507
Money market instruments	75,327	74,673
Investment securities	1,920,724	1,815,408
Commercial loans held for sale	6,321	—
Loans	6,958,685	6,871,122
Allowance for credit losses	(81,448)	(83,197)
Loans, net	6,877,237	6,787,925
Bank premises and equipment, net	85,531	89,008
Goodwill and other intangible assets	166,252	167,057
Other real estate owned	1,354	775
Other assets	522,810	480,901
Total assets	$9,826,670	$9,560,254

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,057,977	$3,066,419
Interest bearing	5,239,677	4,838,109
Total deposits	8,297,654	7,904,528
Borrowings	360,234	426,996
Other liabilities	118,769	117,971
Total liabilities	$8,776,657	$8,449,495

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2022 and December 31, 2021)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at June 30, 2022 and 17,623,118 shares issued at December 31, 2021)	460,645	461,800
Accumulated other comprehensive (loss) income, net of taxes	(85,404)	15,155
Retained earnings	814,241	776,294
Treasury shares (1,373,798 shares at June 30, 2022 and 1,403,555 shares at December 31, 2021)	(139,469)	(142,490)
Total shareholders' equity	$1,050,013	$1,110,759
Total liabilities and shareholders' equity	$9,826,670	$9,560,254

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2022	2021	2022	2021

Assets

Cash and due from banks	$159,095	$131,397	$163,884	$139,784
Money market instruments	136,232	720,238	247,549	637,531
Investment securities	1,855,313	1,307,037	1,828,568	1,234,178
Loans	6,841,376	7,094,099	6,835,389	7,116,353
Allowance for credit losses	(78,907)	(87,083)	(81,158)	(88,511)
Loans, net	6,762,469	7,007,016	6,754,231	7,027,842
Bank premises and equipment, net	87,029	90,269	87,879	90,006
Goodwill and other intangible assets	166,516	168,211	166,716	168,449
Other real estate owned	773	822	766	1,016
Other assets	511,593	447,088	502,203	444,221
Total assets	$9,679,020	$9,872,078	$9,751,796	$9,743,027

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,097,920	$2,940,602	$3,062,154	$2,866,909
Interest bearing	5,020,698	5,261,608	5,095,085	5,195,848
Total deposits	8,118,618	8,202,210	8,157,239	8,062,757
Borrowings	380,361	514,855	395,806	526,715
Other liabilities	109,548	95,064	110,832	101,332
Total liabilities	$8,608,527	$8,812,129	$8,663,877	$8,690,804

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	459,418	457,949	460,601	459,327
Accumulated other comprehensive loss, net of taxes	(58,869)	(4,876)	(30,452)	(1,865)
Retained earnings	809,413	734,993	798,724	724,183
Treasury shares	(139,469)	(128,117)	(140,954)	(129,422)
Total shareholders' equity	$1,070,493	$1,059,949	$1,087,919	$1,052,223
Total liabilities and shareholders' equity	$9,679,020	$9,872,078	$9,751,796	$9,743,027

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2022	2022	2021	2021	2021
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$77,787	$72,416	$79,168	$78,127	$81,176
Interest on debt securities:
Taxable	7,624	6,130	5,698	4,904	4,600
Tax-exempt	2,676	2,447	2,209	2,029	2,032
Other interest income	260	153	191	360	186
Total interest income	88,347	81,146	87,266	85,420	87,994

Interest expense:
Interest on deposits:
Demand and savings deposits	1,333	351	373	435	401
Time deposits	708	720	831	1,011	1,285
Interest on borrowings	2,367	2,389	2,356	2,372	2,457
Total interest expense	4,408	3,460	3,560	3,818	4,143

Net interest income	83,939	77,686	83,706	81,602	83,851

Provision for (recovery of) credit losses	2,991	(4,605)	(4,993)	1,972	(4,040)

Net interest income after provision for (recovery of) credit losses	80,948	82,291	88,699	79,630	87,891

Other income	31,193	31,656	32,206	32,411	31,238

Other expense	70,048	67,373	75,764	68,489	71,400

Income before income taxes	42,093	46,574	45,141	43,552	47,729

Income taxes	7,769	7,699	8,593	8,118	8,597

Net income	$34,324	$38,875	$36,548	$35,434	$39,132

Per common share:
Net income - basic	$2.11	$2.40	$2.25	$2.17	$2.39
Net income - diluted	$2.10	$2.38	$2.23	$2.16	$2.38

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2022	2022	2021	2021	2021
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$8,859	$8,797	$8,887	$8,820	$8,569
Service charges on deposit accounts	2,563	2,074	2,357	2,389	2,032
Other service income	4,940	4,819	6,368	6,668	7,159
Debit card fee income	6,731	6,126	6,568	6,453	6,758
Bank owned life insurance income	2,374	1,175	1,121	1,462	1,149
ATM fees	583	532	572	622	655
Gain on equity securities, net	709	2,353	2,125	609	467
Other components of net periodic benefit income	3,027	3,027	2,038	2,038	2,038
Miscellaneous	1,407	2,753	2,170	3,350	2,411
Total other income	$31,193	$31,656	$32,206	$32,411	$31,238

Other expense:
Salaries	$31,052	$30,521	$35,953	$29,433	$30,303
Employee benefits	10,199	10,499	10,706	10,640	10,056
Occupancy expense	3,040	3,214	3,161	3,211	3,027
Furniture and equipment expense	2,934	2,937	2,724	2,797	2,756
Data processing fees	8,416	7,504	7,860	7,817	7,150
Professional fees and services	6,775	5,858	7,840	6,973	6,973
Marketing	1,019	1,317	1,718	1,574	1,290
Insurance	1,245	1,405	1,547	1,403	1,276
Communication	935	890	851	796	770
State tax expense	1,167	1,192	931	1,113	1,103
Amortization of intangible assets	403	402	420	420	479
Foundation contributions	—	—	—	—	4,000
Miscellaneous	2,863	1,634	2,053	2,312	2,217
Total other expense	$70,048	$67,373	$75,764	$68,489	$71,400

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2022	March 31, 2022	2021	2020	2019	2018

Allowance for credit losses:
Allowance for credit losses, beginning of period	$78,861	$83,197	$85,675	$56,679	$51,512	$49,988
Cumulative change in accounting principle; adoption of ASU 2016-13	—	—	6,090	—	—	—
Charge-offs	2,402	1,347	5,093	10,304	11,177	13,552
Recoveries	1,998	1,616	8,441	27,246	10,173	7,131
Net charge-offs (recoveries)	404	(269)	(3,348)	(16,942)	1,004	6,421
Provision for (recovery of) credit losses	2,991	(4,605)	(11,916)	12,054	6,171	7,945
Allowance for credit losses, end of period	$81,448	$78,861	$83,197	$85,675	$56,679	$51,512

General reserve trends:
Allowance for credit losses, end of period	$81,448	$78,861	$83,197	$85,675	$56,679	$51,512
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	167	268	—
Allowance on purchased loans excluded from the general reserve	—	—	—	678	—	—
Specific reserves on individually evaluated loans	1,874	1,513	1,616	5,434	5,230	2,273
General reserves on collectively evaluated loans	$79,574	$77,348	$81,581	$79,396	$51,181	$49,239

Total loans	$6,958,685	$6,821,606	$6,871,122	$7,177,785	$6,501,404	$5,692,132
PCD loans (PCI loans for years 2020 and prior)	5,934	6,987	7,149	11,153	14,331	3,943
Purchased loans excluded from collectively evaluated loans	—	—	—	360,056	548,436	225,029
Individually evaluated loans	42,523	63,209	74,502	108,407	77,459	48,135
Collectively evaluated loans	$6,910,228	$6,751,410	$6,789,471	$6,698,169	$5,861,178	$5,415,025

Asset Quality Ratios:
Annualized net charge-offs (recoveries) as a % of average loans	0.02%	(0.02)%	(0.05)%	(0.24)%	0.02%	0.12%
Allowance for credit losses as a % of period end loans	1.17%	1.16%	1.21%	1.19%	0.87%	0.90%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.17%	1.16%	1.22%	1.25%	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.15%	1.15%	1.20%	1.19%	0.87%	0.91%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.15%	1.15%	1.21%	1.24%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$44,374	$54,018	$72,722	$117,368	$90,080	$67,954
Accruing troubled debt restructurings	19,746	32,428	28,323	20,788	21,215	15,173
Loans past due 90 days or more	507	445	1,607	1,458	2,658	2,243
Total nonperforming loans	$64,627	$86,891	$102,652	$139,614	$113,953	$85,370
Commercial loans held for sale, previously nonperforming	5,619	—	—	—	—	—
Total nonperforming loans, including commercial loans held for sale	$70,246	$86,891	$102,652	$139,614	$113,953	$85,370
Other real estate owned - Park National Bank	—	166	181	837	3,100	2,788
Other real estate owned - SEPH	1,354	594	594	594	929	1,515
Other nonperforming assets - Park National Bank	—	—	2,750	3,164	3,599	3,464
Total nonperforming assets	$71,600	$87,651	$106,177	$144,209	$121,581	$93,137
Percentage of nonaccrual loans to period end loans	0.64%	0.79%	1.06%	1.64%	1.39%	1.19%
Percentage of nonperforming loans to period end loans	0.93%	1.27%	1.49%	1.95%	1.75%	1.50%
Percentage of nonperforming assets to period end loans	1.03%	1.28%	1.55%	2.01%	1.87%	1.64%
Percentage of nonperforming assets to period end total assets	0.73%	0.92%	1.11%	1.55%	1.42%	1.19%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2022	March 31, 2022	2021	2020	2019	2018

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$54,018	$72,722	$117,368	$90,080	$67,954	$72,056
New nonaccrual loans	7,881	6,000	38,478	103,386	81,009	76,611
Resolved nonaccrual loans	11,906	24,704	83,124	76,098	58,883	80,713
Loans transferred to held for sale	5,619	—	—	—	—	—
Nonaccrual loans, end of period	$44,374	$54,018	$72,722	$117,368	$90,080	$67,954

Individually evaluated commercial loan portfolio information (period end): (l)
Unpaid principal balance	$42,905	$63,833	$75,126	$109,062	$78,178	$59,381
Prior charge-offs	382	624	624	655	719	11,246
Remaining principal balance	42,523	63,209	74,502	108,407	77,459	48,135
Specific reserves	1,874	1,513	1,616	5,434	5,230	2,273
Book value, after specific reserves	$40,649	$61,696	$72,886	$102,973	$72,229	$45,862

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net interest income	$83,939	$77,686	$83,851	$161,625	$164,585
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	547	480	806	1,027	1,937
less interest income on former Vision Bank relationships	2,305	42	2,838	2,347	2,943
Net interest income - adjusted	$81,087	$77,164	$80,207	$158,251	$159,705

Provision for (recovery of) credit losses	$2,991	$(4,605)	$(4,040)	$(1,614)	$(8,895)
less recoveries on former Vision Bank relationships	(506)	(1)	(152)	(507)	(409)
Provision for (recovery of) credit losses - adjusted	$3,497	$(4,604)	$(3,888)	$(1,107)	$(8,486)

Other income	$31,193	$31,656	$31,238	$62,849	$65,327
less other service income related to former Vision Bank relationships	500	—	3	500	61
Other income - adjusted	$30,693	$31,656	$31,235	$62,349	$65,266

Other expense	$70,048	$67,373	$71,400	$137,421	$139,265
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	—	—	4	—	16
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	403	402	479	805	958
less direct expenses related to collection of payments on former Vision Bank loan relationships	366	—	300	366	407
less rebranding initiative related expenses	336	344	342	680	1,297
less Foundation contribution	—	—	4,000	—	4,000
less severance and restructuring charges	497	42	46	539	154
less COVID-19 related expenses (j)	141	606	670	747	1,535
Other expense - adjusted	$68,305	$65,979	$65,559	$134,284	$130,898

Tax effect of adjustments to net income identified above (i)	$(444)	$183	$429	$(261)	$634

Net income - reported	$34,324	$38,875	$39,132	$73,199	$81,963
Net income - adjusted (h)	$32,653	$39,563	$40,745	$72,216	$84,346

Diluted earnings per share	$2.10	$2.38	$2.38	$4.48	$4.98
Diluted earnings per share, adjusted (h)	$2.00	$2.42	$2.47	$4.42	$5.13

Annualized return on average assets (a)(b)	1.42%	1.60%	1.59%	1.51%	1.70%
Annualized return on average assets, adjusted (a)(b)(h)	1.35%	1.63%	1.66%	1.49%	1.75%

Annualized return on average tangible assets (a)(b)(e)	1.45%	1.63%	1.62%	1.54%	1.73%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.38%	1.66%	1.68%	1.52%	1.78%

Annualized return on average shareholders' equity (a)(b)	12.86%	14.26%	14.81%	13.57%	15.71%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.23%	14.51%	15.42%	13.39%	16.16%

Annualized return on average tangible equity (a)(b)(c)	15.23%	16.80%	17.60%	16.02%	18.70%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.49%	17.09%	18.33%	15.81%	19.25%

Efficiency ratio (g)	60.38%	61.16%	61.65%	60.76%	60.20%
Efficiency ratio, adjusted (g)(h)	60.63%	60.18%	58.45%	60.41%	57.82%

Annualized net interest margin (g)	3.84%	3.55%	3.74%	3.70%	3.75%
Annualized net interest margin, adjusted (g)(h)	3.71%	3.53%	3.58%	3.62%	3.64%

Note: Explanations for footnotes (a) - (m) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended June 30, 2022, March 31, 2022, and June 30, 2021 and the six months ended June 30, 2022 and June 30, 2021, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
AVERAGE SHAREHOLDERS' EQUITY	$1,070,493	$1,105,540	$1,059,949	$1,087,919	$1,052,223
Less: Average goodwill and other intangible assets	166,516	166,918	168,211	166,716	168,449
AVERAGE TANGIBLE EQUITY	$903,977	$938,622	$891,738	$921,203	$883,774

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2022	March 31, 2022	June 30, 2021
TOTAL SHAREHOLDERS' EQUITY	$1,050,013	$1,076,366	$1,069,392
Less: Goodwill and other intangible assets	166,252	166,655	167,897
TANGIBLE EQUITY	$883,761	$909,711	$901,495

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
AVERAGE ASSETS	$9,679,020	$9,825,382	$9,872,078	$9,751,796	$9,743,027
Less: Average goodwill and other intangible assets	166,516	166,918	168,211	166,716	168,449
AVERAGE TANGIBLE ASSETS	$9,512,504	$9,658,464	$9,703,867	$9,585,080	$9,574,578

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2022	March 31, 2022	June 30, 2021
TOTAL ASSETS	$9,826,670	$9,576,352	$9,947,994
Less: Goodwill and other intangible assets	166,252	166,655	167,897
TANGIBLE ASSETS	$9,660,418	$9,409,697	$9,780,097

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Interest income	$88,347	$81,146	$87,994	$169,493	$173,167
Fully taxable equivalent adjustment	872	819	718	1,691	1,432
Fully taxable equivalent interest income	$89,219	$81,965	$88,712	$171,184	$174,599
Interest expense	4,408	3,460	4,143	7,868	8,582
Fully taxable equivalent net interest income	$84,811	$78,505	$84,569	$163,316	$166,017

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $13.4 million, $37.4 million and $248.9 million of PPP loans at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(l) Excludes $5.6 million of commercial loans held for sale for the period ended June 30, 2022.

(m) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income	$34,324	$38,875	$39,132	$73,199	$81,963
Plus: Income Taxes	7,769	7,699	8,597	15,468	17,579
Plus: Provision for (recovery of) credit losses	2,991	(4,605)	(4,040)	(1,614)	(8,895)
Pre-tax, pre-provision net income	$45,084	$41,969	$43,689	$87,053	$90,647
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com